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                      SECURITIES AND EXCHANGE COMMISSON

                             WASHINGTON, D.C. 20549


                              ------------------

                                  FORM 8-K/A1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported)  March 1, 2000


                               -----------------


                     GE Financial Assurance Holdings, Inc.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)

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
Delaware                            0-23375           54-1829180
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(State or other jurisdiction    (Commission        (IRS Employer
of incorporation)               File Number)       Identification No.)

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6604 West Broad Street, Richmond, Virginia                      23230
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (804) 281-6000
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                                    Not Applicable
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         (Former name or former address, if changed since last report)
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EXPLANATORY NOTE: This Current Report on Form 8-K/A1 amends Item 7 of the
                  Registrant's Current Report on Form 8-K, filed on March 16, 2000, to provide a Statement of Assets Acquired and Liabilities Assumed from Toho Mutual Life Insurance Company required by Item 7. The remaining Items have not been amended herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial statements of business acquired.

          An audited Statement of Assets Acquired and Liabilities Assumed from Toho Mutual Life Insurance Company (Toho) as of March 1, 2000 is filed as Exhibit 99.1 to this amendment. Toho's historical financial statements have not been included in this amendment based on the Registrant's conclusion that the comprehensive transfer of Toho's policy liabilities and related assets is not an acquisition of a business that has continuity both before and after the comprehensive transfer and therefore, Toho historical financial statements would not be relevant to security holders of the Registrant and their understanding of future operations.

(b)  Pro forma financial information.

          The liabilities assumed and assets acquired as part of the comprehensive transfer are reflected in the Registrant's April 1, 2000 consolidated balance sheet in its Quarterly Report on Form 10-Q for the quarter ended April 1, 2000, filed on May 15, 2000.

(c) Exhibits.

       2.1  AGREEMENT ON THE TRANSFER OF INSURANCE CONTRACTS, ETC.

            (English translation of the agreement executed on December 22, 1999 by and between Toho Mutual Life Insurance Company and GE Edison Life Insurance Company). (Previously filed).

      23.1  Consent of KPMG LLP.

      99.1 Audited Statement of Assets Acquired and Liabilities Assumed from Toho Mutual Life Insurance Company as of March 1, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                          GE Financial Assurance Holdings, Inc.
                          -------------------------------------
                                         (Registrant)


Date:    May 15, 2000     By:    /s/  Thomas W. Casey
                               -------------------------------------------------
                               Thomas W. Casey
                               Senior Vice President and Chief Financial Officer
                              (Principal Financial Officer)


Date:    May 15, 2000     By:    /s/  Richard G. Fucci
                                 -----------------------------------------------
                                Richard G. Fucci
                                Vice President and Controller
                                (Principal Accounting Officer)
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                                 Exhibit Index

       The exhibits listed below, as part of this Form 8-K/A1, are numbered in conformity with the numbering used in Item 601 of Regulation S-K of the Securities and Exchange Commission.


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 Exhibit
  Number                         Description
  ------                         -----------

      23.1  Consent of KPMG LLP.
      99.1 Audited Statement of Assets Acquired and Liabilities Assumed from Toho Mutual Life Insurance Company as of March 1, 2000.
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